EXHIBIT 10.22

                                                       "Old Zephyrhills Space"

                           LEASE EXTENSION & AMENDMENT

We the undersigned hereby agree to renew and extend that Lease dated June 10, 1994 between Sunbeam Properties, Inc. ("Lessor") and SANO Corporation ("Lessee") for the Premises located at 3251 Corporate Way, Miramar, Florida, for an additional period to commence on November 1, 1999 and to expire on May 31, 2006. The monthly rent during said period is, to be as follows:


$8,216.95         per month plus State Sales Tax from November 1, 1999 thru October 31, 2000:
$8,504.54         per month plus State Sales Tax from November 1, 2000 thru October 31, 2001;
$8,802.20         per month plus State Sales Tax from November 1, 2001 thru October 31, 2002;
$9.110.28         per month plus State Sales Tax from November 1, 2002 thru October 31, 2003;
$9.429.14         per month plus State Sales Tax from November 1, 2003 thru October 31, 2004.
$9,759.16         per month plus State Sales Tax from November 1, 2004 thru October 31. 2005;
$9,958.25         per month plus State Sales Tax from November 1. 2005 thru May 31, 2006.

Said rental payments are in addition to all other payments due under the Lease including but not limited to those described in Paragraph 28 of the Lease.

Lessor shall continue to hold the security deposit of $6,918.45 during this Lease Extension pursuant to the terms of the Lease.

As additional terms and conditions of this Lease Extension, both parties hereby agree to the following:

     (1) Delete Lease Paragraph 38 ("First Renewal Option") and replace Lease Paragraph 39 ('Second Renewal Option") with the following:

                                (a) FIRST RENEWAL OPTION. Provided that there
are no defaults under this Lease at the time that the option herein set forth is exercised by Lessee, this Lease may be renewed or extended for one (1) additional term of five (5) years by Lessee given written notice to Lessor of its intent to renew not less that six (6) months prior to the expiration of the then current term. All conditions and covenants of the Lease shall continue in full force and effect during such additional term except that the monthly rent described in the Witnesseth Paragraph on page 1 shall be as follows:

$10,306.79       per month plus State Sales Tax from June 1, 2006 thru May 31, 2007;
$10,667.53       per month plus State Sales Tax from June 1, 2007 thru May 31, 2008;
$11,040.89       per month plus State Sales Tax from June 1, 2008 thru May 31, 2009;
$11,427.32       per month plus State Sales Tax from June 1, 2009 thru May 31, 2010;
$11,827.28       per month plus State Sales Tax from June 1, 2010 thru May 31, 2011.

                                (b) SECOND RENEWAL OPTION. Provided that there
are no defaults under this Lease at the time that the Second Renewal Option herein set forth is exercised by Lessee, this Lease may be renewed or extended for one (1) additional term of five (5) years by Lessee given written notice to Lessor of its intent to renew not less that six (6) months prior to the expiration of the First Renewal Option term. All conditions and covenants of the Lease shall continue in full force and effect during such additional term except that the monthly rent described in the Witnesseth Paragraph on page 1 shall be as follows:

$12,241.23        per month plus State Sales Tax from June 1, 2011 thru May 31, 2012;
$12,669.67        per month plus State Sales Tax from June 1, 2012 thru May 31, 2013;
$13,113.11        per month plus State Sales Tax from June 1, 2013 thru May 31, 2014;
$13,572.07        per month plus State Sales Tax from June 1, 2014 thru May 31, 2015;
$14,047.10        per month plus State Sales Tax from June 1, 2015 thru May 31, 2016,

                                (c) THIRD RENEWAL OPTION.  Provided that there
are no defaults under this Lease at the time that the option herein set forth is exercised by Lessee, this Lease may be renewed or extended for one (1) additional term 'of five (5) years by Lessee giving written notice to Lessor of its interest to renew not less than six (6) months prior to the expiration of the then current term. All conditions and covenants of the Lease shall continue in full force and effect during such additional term except that the monthly rent described in the Witnesseth Paragraph on page I of the Lease shall be the then prevailing market rate for similar space. Notwithstanding anything to the contrary contained hereinabove, in the event Lessee and Lessor do. not mutually execute a Lease Renewal within ninety (90) days of the expiration of the then current term of this Lease, Lessee's renewal option as described herein shall be null and void.

                                  (d) FOURTH RENEWAL OPTION. Provided that
there are no defaults under this Lease at the time that the option herein set forth is exercised by Lessee, this Lease may be renewed or extended for one (1) additional term of five (5) years by Lessee giving written notice to Lessor of its interest to renew not less than six (6) months prior to the expiration of the then current term. All conditions and covenants of the Lease shall continue in full force and affect during such additional term except that the monthly rent described in the Witnesseth Paragraph on page 1 of the Lease shall be the then prevailing market rate for similar space. Notwithstanding anything to the contrary contained hereinabove, in the event Lessee and Lessor do not mutually execute a Lease Renewal within ninety (90) days of the expiration of the then current term of this Lease, Lessee's renewal option as described herein shall be null and void.

                                 (e) CO-RENEWAL REQUIREMENT.  Notwithstanding
anything to the contrary contained herein, Lessors execution of any option to renew this Lease shall only be valid if it simultaneously executes both

                                                   (i)   the option for the
concurrent renewal term under the lease for 3270 Corporate Way between Sano Corporation and Sunbeam Properties, Inc.; and

                                                   (ii)  the option for the
concurrent renewal under the lease for 3250 Commerce Parkway between Sano Corporation and Sunbeam Properties, Inc.

     (2)   Delete Paragraph 43 ("Cancellation")

     (3) Lessee hereby accepts the Premises in "as-is" condition and Paragraph 46 ("Lessor's Repairs") is hereby deleted.

     (4) Lessee and Lessee each represents and warrants that no broker due a commission, fee or other sum which is now or in the future may be due and payable with regard to this Lease Extension and Amendment. Lessor and Lessee agree to indemnity and hold each other harmless from any and all liability for the payment of any such commissions, fees and other sums.

All other terms and conditions of the Lease shall remain unchanged.

The provisions of this Lease Extension Agreement shall bind and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors and assigns.

     IN WITNESS WHEREOF, the Parties hereto have hereunto executed this instrument for the Purpose herein expressed. the day and year above written.

     Signed, sealed and delivered in the presence of.


                                          LESSOR: SUNBEAM PROPERTIES, INC.


/S/ MARIDEE BELL                          by: /s/ ANDREW L. ANSIN
-------------------------------              --------------------------------
Witness Sign Name                             Andrew L. Ansin, Vice President

Maridee Bell                                  September 16,, 1996
------------------------------               --------------------------------
Witness Print Name                           Date


/S/ NANCY KWOK
-------------------------------
Witness Sign Name

Nancy Kwok
------------------------------
Witness Print Name


                                          LESSEE: SANO CORPORATION

/S/ SUZANNE GRILLO                        by: /s/ REGINALD HARDY
-------------------------------              --------------------------------
Witness Sign Name                             Reginald Hardy, President

Suzanne Grillo                                September 16, 1996
------------------------------               --------------------------------
Witness Print Name                           Date


/S/ LESLEY-ANN LAWRENCE
-------------------------------
Witness Sign Name

Lesley-Ann Lawrence
------------------------------
Witness Print Name